                                                                    EXHIBIT 99.1


(NORTHERN BORDER PARTNERS, L.P. LOGO)     NEWS              13710 FNB PARKWAY
                                          RELEASE           Omaha, NE 68154-5200

                                          For Further Information
                                          Contact:

                                          Media Contact
                                          Beth Jensen
                                          (402) 492-3400


                                          Investor Contact:
                                          Ellen Konsdorf
                                          Lisa Couillard
                                          (877) 208-7318


NORTHERN BORDER PARTNERS, L.P. REPORTS
FOURTH QUARTER AND YEAR-END RESULTS

FOR IMMEDIATE RELEASE:  Thursday, January 29, 2004

       OMAHA - Northern Border Partners, L.P. (NYSE - NBP) today reported fourth quarter 2003 net income of $30.5 million or $0.60 per unit compared to net income of $24.0 million or $0.49 per unit in the fourth quarter 2002. For the full year 2003, Northern Border Partners reported a net loss of $88.5 million or a loss of $2.08 per unit as compared to net income of $113.7 million or $2.44 per unit in 2002. As reported earlier, 2003 net income reflected third-quarter non-cash charges of approximately $219 million to reflect asset and goodwill impairments for the gathering and processing segment. Full year 2003 earnings without the impairment charge would have been $130.6 million or $2.65 per unit.

       Cash flows as measured by earnings before interest, taxes, depreciation and amortization (EBITDA) increased to $82.5 million in the fourth quarter 2003 from $71.7 million in the fourth quarter of 2002. EBITDA for 2003 was $341.7 million compared to $317.2 million for 2002. The impairment charges had no impact on 2003 EBITDA.

         Delivered volumes in the Partnership's interstate natural gas pipelines segment increased during fourth quarter 2003 to 289 billion cubic feet (Bcf) from 242 Bcf for the fourth quarter of

2002 primarily due to the January 2003 acquisition of Viking Gas Transmission. Average gathering volumes decreased to 1,061 million cubic feet per day (MMcf/d) during the fourth quarter 2003 compared to 1,185 MMcf/d for the fourth quarter 2002. Volumes on the Partnership's wholly-owned gathering systems in the Powder River Basin continued their gradual 2003 decline to 204 MMcf/d in the fourth quarter of 2003 from 242 MMcf/d in the fourth quarter of 2002. Processing volumes in the Williston Basin remained consistent at 54 MMcf/d for the fourth quarter of 2003 compared to 53 MMcf/d for the fourth quarter 2002.

         "Our 2003 earnings before the impairment charge were consistent with expectations due to solid performance from the interstate pipelines and Williston Basin system," said Bill Cordes, chairman and chief executive officer of Northern Border Partners. "In addition, during the fourth quarter, we have provided for our expected costs related to Enron's termination of its pension plan by recording a $4.8 million charge, net to the Partnership."

         "We are looking forward to 2004 with an anticipation of stability and clarity in our business. We believe we have properly reserved for potential costs associated with Enron's termination of its pension plan," Cordes said. "We are executing our strategic plan for the Powder River Basin and are expecting continued solid performance from our other assets. Further, we will expeditiously deal with any requirements of the Public Utility Holding Company Act (PUHCA) to allow us to pay our full distribution for the quarter ended December 31, 2003 as soon as possible."

         The Partnership Policy Committee has not yet declared the Partnership's quarterly cash distribution for the fourth quarter of 2003, which is expected to be $0.80 per unit. As previously announced, the delay in the declaration of the distribution was due to Enron's pending application for exemption from PUHCA, which is set for hearing on February 2, 2004.

         The Partnership also reiterated its guidance for 2004, stating that it expects net income for 2004 to be in the range of $124 million to $130 million ($2.46 to $2.56 per unit). EBITDA in 2004 is anticipated to be approximately $333 million to $343 million.

         Northern Border Partners will host a conference call on Friday, January, 30, 2004 at 10:00 a.m. Eastern Time to review fourth quarter and full year 2003 results and discuss 2004 guidance. This call is being web cast by CCBN and may be accessed via the Partnership's website at http://www.northernborderpartners.com.

       An audio replay of the call will be available through February 6, 2004 by dialing, toll free in the United States and Canada, 800-405-2236 and entering passcode 566521.

       The Partnership has disclosed in this press release EBITDA amounts that are non-GAAP financial measures. Management believes EBITDA provides useful information to investors as a measure of comparability to peer companies. However, EBITDA calculations may vary from company to company, so the Partnership's computation of EBITDA may not be comparable to other companies. Management further uses EBITDA to compare the financial performance of its segments and to internally manage those business segments. A reconciliation of fourth quarter and full year 2003 and 2002 EBITDA to our net income and cash flows from operating activities is included in the financial information with this release. On a consolidated basis, EBITDA is reconciled to cash flows from operating activities determined under GAAP. For segment information of this press release, EBITDA is reconciled to net income rather than to cash flows from operating activities, since the Partnership does not determine segment cash flows from operating activities due to its intercompany cash management activity. A reconciliation of projected EBITDA for 2004 to projected net income is attached to this release.

       Northern Border Partners, L.P. is a publicly traded partnership formed to own, operate and acquire a diversified portfolio of energy assets. The Partnership owns and manages natural gas pipelines and is engaged in the gathering and processing of natural gas. More information can be found at http://www.northernborderpartners.com.


This press release includes forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although Northern Border Partners, L.P. believes that its expectations are based on reasonable assumptions, it can give no assurance that such expectations will be achieved. Important factors that could cause actual results to differ materially from those in the forward-looking statements include natural gas development in the Western Canadian Sedimentary Basin; our ability to settle with the Fort Peck Tribes on rights-of-way and tax issues and to recover the associated costs in pipeline rates; the rate of development, gas quality, and competitive conditions in gas fields near the Partnership's natural gas gathering systems in the Powder River and Williston Basins and its investments in the Powder River and Wind River Basins; regulatory actions and receipt of expected regulatory clearances; renewal of the coal slurry transportation contract under favorable terms; competitive conditions in the overall natural gas and electricity markets; performance of contractual obligations by the shippers; prices of natural gas and natural gas liquids; developments in the voluntary petition for bankruptcy including Enron's formation of CrossCountry Energy, of which Northern Plains Natural Gas Company and Pan Border Gas Company would be a part; potential regulation under the Public Utility Holding Company Act of 1935, including the inability to or a delay in obtaining requisite approvals for declaration and payment of distributions; actions by rating agencies; our ability to renegotiate gathering contracts with producers; our ability to complete acquisitions or growth projects and their future performance; our ability to control operating costs; and conditions in the capital markets and our ability to access the capital markets.


                                     ######

                         NORTHERN BORDER PARTNERS, L.P.

                              FINANCIAL HIGHLIGHTS
                              --------------------
               (Unaudited: In Millions Except Net Income Per Unit)

                                                                                FOURTH QUARTER             YEAR TO DATE
                                                                              2003         2002         2003         2002
                                                                             -------      -------      -------      -------
Operating Revenue                                                            $ 145.4      $ 126.1      $ 555.9      $ 487.2
Income (Loss) From Continuing Operations                                     $  30.6      $  23.8      ($ 92.1)     $ 112.6
Net Income (Loss)                                                            $  30.5      $  24.0      ($ 88.5)     $ 113.7
Per Unit Income (Loss) From Continuing Operations                            $  0.60      $  0.49      ($ 2.16)     $  2.41
Per Unit Net Income (Loss)                                                   $  0.60      $  0.49      ($ 2.08)     $  2.44
Cash Flows From Operating Activities                                         $  55.2      $  63.9      $ 224.5      $ 243.1
EBITDA (1)                                                                   $  82.5      $  71.7      $ 341.7      $ 317.2

                        CONSOLIDATED STATEMENT OF INCOME
                        --------------------------------
              (Unaudited: In Millions Except Net Income Per Unit)

                                                                                FOURTH QUARTER             YEAR TO DATE
                                                                              2003         2002         2003         2002
                                                                             -------      -------      -------      -------
Operating Revenue                                                            $ 145.4      $ 126.1      $ 555.9      $ 487.2
                                                                             -------      -------      -------      -------
Operating Expenses
         Product Purchases                                                      20.0         15.8         80.8         50.6
         Operations and Maintenance                                             38.5         35.0        127.6        106.4
         Depreciation and Amortization (2)                                      21.6         19.5        300.2         74.7
         Taxes Other Than Income                                                 8.5          8.8         35.4         32.1
                                                                             -------      -------      -------      -------
         Total Operating Expenses                                               88.6         79.1        544.0        263.8
                                                                             -------      -------      -------      -------

Operating Income                                                                56.8         47.0         11.9        223.4

Interest Expense, Net                                                          (18.7)       (19.3)       (79.0)       (82.9)
Other Income (Expense)                                                           1.2         (0.1)         0.7          0.3
Equity Earnings from Investments                                                 2.3          4.4         18.8         14.6
Minority Interest                                                              (11.0)        (8.2)       (44.5)       (42.8)
                                                                             -------      -------      -------      -------

Income (Loss) From Continuing Operations                                        30.6         23.8        (92.1)       112.6
Discontinued Operations                                                         (0.1)         0.2          4.2          1.1
Cumulative Effect of Change in Accounting Principle, net of tax                  0.0          0.0         (0.6)         0.0
                                                                             -------      -------      -------      -------
Net Income (Loss)                                                            $  30.5      $  24.0      ($ 88.5)     $ 113.7
                                                                             =======      =======      =======      =======

Per Unit Income (Loss) From Continuing Operations                            $  0.60      $  0.49      ($ 2.16)     $  2.41
                                                                             =======      =======      =======      =======

Per Unit Net Income (Loss)                                                   $  0.60      $  0.49      ($ 2.08)     $  2.44
                                                                             =======      =======      =======      =======

Average Units Outstanding                                                       46.4         43.8         45.4         42.7
                                                                             =======      =======      =======      =======

RECONCILIATION OF EBITDA (1) TO NET INCOME (LOSS)

EBITDA (1)                                                                   $  82.5      $  71.7      $ 341.7      $ 317.2
         Minority Interest                                                     (11.0)        (8.2)       (44.5)       (42.8)
         Interest Expense, Net                                                 (18.7)       (19.3)       (79.0)       (82.9)
         Depreciation and Amortization (2)                                     (22.4)       (19.8)      (302.0)       (75.9)
         Income taxes (included in Other Income (Expense) and
              Discontinued Operations)                                           0.0         (0.5)        (4.4)        (2.1)
         Equity AFUDC (included in Other Income (Expense))                       0.1          0.1          0.3          0.2
         Cumulative Effect of Change in Accounting Principle, net of tax         0.0          0.0         (0.6)         0.0
                                                                             -------      -------      -------      -------
Net Income (Loss)                                                            $  30.5      $  24.0      ($ 88.5)     $ 113.7
                                                                             =======      =======      =======      =======

RECONCILIATION OF EBITDA (1) TO CASH FLOWS FROM OPERATING ACTIVITIES

EBITDA (1)                                                                   $  82.5      $  71.7      $ 341.7      $ 317.2
         Interest Expense, Net                                                 (18.7)       (19.3)       (79.0)       (82.9)
         Changes in Current Assets and Liabilities                              (9.3)         5.8        (18.5)         8.8
         Equity Earnings from Investments                                       (2.3)        (4.4)       (18.8)       (14.6)
         Distributions Received from Equity Investments                          0.2          2.1         16.3         10.8
         Changes in Reserves and Deferred Credits                                2.6         10.1         (5.7)         9.5
         Gain on Sale of Assets                                                  0.0          0.0         (4.9)         0.0
         Other                                                                   0.2         (2.1)        (6.6)        (5.7)
                                                                             -------      -------      -------      -------
Cash Flows From Operating Activities                                         $  55.2      $  63.9      $ 224.5      $ 243.1
                                                                             =======      =======      =======      =======

                         NORTHERN BORDER PARTNERS, L.P.

                           OTHER FINANCIAL INFORMATION
                           ---------------------------
                            (Unaudited: In Millions)

                                                                           DECEMBER 31,   DECEMBER 31,
                                                                               2003           2002
                                                                           ------------   ------------
SUMMARY BALANCE SHEET DATA
Total assets by segment:
         Interstate Natural Gas Pipelines                                    $1,978.4       $1,853.8
         Natural Gas Gathering and Processing                                   567.4          823.9
         Coal Slurry Pipeline                                                    21.6           20.4
         Other (assets not allocated to segments)                                13.0           27.4
                                                                             --------       --------
              Total consolidated assets                                      $2,580.4       $2,725.5
                                                                             ========       ========

Consolidated capitalization:
         Long-term debt, including current maturities                        $1,416.0       $1,403.7
         Partners' capital                                                      795.1          936.5
         Minority interests in partners' equity                                 240.7          243.0
         Accumulated other comprehensive income                                   5.5            7.5
                                                                             --------       --------
             Total capitalization                                             2,457.3        2,590.7

Consolidated other current liabilities and reserves and deferred credits        123.1          134.8
                                                                             --------       --------
             Total liabilities and capitalization                            $2,580.4       $2,725.5
                                                                             ========       ========

                                                       FOURTH QUARTER         YEAR TO DATE
                                                       2003       2002       2003       2002
                                                      ------     ------     ------     ------
Capital Expenditures and Equity Investments (3)
         Maintenance -
             Interstate Natural Gas Pipelines         $  5.7     $  2.6     $ 12.9     $ 11.8
             Natural Gas Gathering and Processing        0.6        1.1        2.7        3.5
             Coal Slurry Pipeline                        0.1        0.0        1.8        0.4
                                                      ------     ------     ------     ------
                                                         6.4        3.7       17.4       15.7
                                                      ------     ------     ------     ------
         Growth -
             Interstate Natural Gas Pipelines            6.1        2.4      128.7        5.5
             Natural Gas Gathering and Processing        2.9        4.7        7.3       33.2
             Coal Slurry Pipeline                        0.0        0.0        0.0        0.0
                                                      ------     ------     ------     ------
                                                         9.0        7.1      136.0       38.7
                                                      ------     ------     ------     ------
         Total                                        $ 15.4     $ 10.8     $153.4     $ 54.4
                                                      ======     ======     ======     ======

(1) EBITDA is computed from (a) net income plus (b) the cumulative effect of change in accounting principle; (c) minority interest; (d) interest expense, net; (e) income taxes; and (f) depreciation and amortization less
     (g) equity AFUDC.

(2) Depreciation and amortization includes an asset impairment charge of $76.0 million and a goodwill impairment charge of $143.1 million for total impairment charges of $219.1 million.

(3) Management classifies expenditures that are expected to generate additional revenues or significant operating efficiency as growth capital expenditures and equity investments. Any remaining capital expenditures are classified as maintenance.

                           SUMMARY SEGMENT INFORMATION
                           ---------------------------
                                   (Unaudited)

                                                                       FOURTH QUARTER                       YEAR TO DATE
                                                                   2003              2002              2003              2002
                                                               ------------      ------------      ------------      ------------
Interstate Natural Gas Pipelines Segment

Operating Results:
         Gas Delivered (MMcf)                                       288,793           241,592         1,110,969           935,554
         Average Throughput (MMcf/d)                                  3,218             2,703             3,147             2,636

Financial Results  (In Millions):
Operating Revenue                                              $       96.2      $       86.0      $      375.2      $      339.1
                                                               ------------      ------------      ------------      ------------
Operating Expenses
         Operations and Maintenance                                    20.0              21.8              63.6              48.3
         Depreciation and Amortization                                 17.0              15.8              65.9              61.0
         Taxes Other Than Income                                        7.9               8.1              32.9              29.2
                                                               ------------      ------------      ------------      ------------
         Total Operating Expenses                                      44.9              45.7             162.4             138.5
                                                               ------------      ------------      ------------      ------------

Operating Income                                                       51.3              40.3             212.8             200.6

Interest Expense, Net                                                 (11.1)            (11.6)            (47.6)            (51.5)
Other Income (Expense)                                                  0.4               0.1              (3.1)              1.2
Equity Earnings from Investments                                        0.5               0.0               2.0               0.0
                                                               ------------      ------------      ------------      ------------

Net Income                                                             41.1              28.8             164.1             150.3
Net income to Minority Interest                                       (11.0)             (8.2)            (44.5)            (42.8)
                                                               ------------      ------------      ------------      ------------

Net Income to Northern Border Partners                         $       30.1      $       20.6      $      119.6      $      107.5
                                                               ============      ============      ============      ============

EBITDA (1)                                                     $       68.5      $       56.3      $      281.2      $      263.3
                                                               ============      ============      ============      ============
Distributions from Northern Border Pipeline:
   Paid to Northern Border Partners                            $       28.7      $       29.3      $      107.8      $      114.9
   Paid to Minority Interest                                   $       12.3      $       12.5      $       46.2      $       49.2
                                                               ------------      ------------      ------------      ------------
         Total Distributions                                   $       41.0      $       41.8      $      154.0      $      164.1
                                                               ============      ============      ============      ============

Note: Beginning in January 2003, the Interstate Natural Gas Pipelines segment information includes the operating results for Viking Gas Transmission.

RECONCILIATION OF EBITDA (1) TO NET INCOME

EBITDA (1)                                                     $       68.5      $       56.3      $      281.2      $      263.3
         Minority Interest                                            (11.0)             (8.2)            (44.5)            (42.8)
         Interest Expense, Net                                        (11.1)            (11.6)            (47.6)            (51.5)
         Depreciation and Amortization                                (17.1)            (15.8)            (66.2)            (61.0)
         Income taxes (included in Other Income (Expense))              0.7              (0.2)             (3.6)             (0.7)
         Equity AFUDC (included in Other Income (Expense))              0.1               0.1               0.3               0.2
                                                               ------------      ------------      ------------      ------------
Net Income                                                     $       30.1      $       20.6      $      119.6      $      107.5
                                                               ============      ============      ============      ============

                           SUMMARY SEGMENT INFORMATION
                           ---------------------------
                                   (Unaudited)

                                                                                 FOURTH QUARTER               YEAR TO DATE
                                                                               2003          2002          2003          2002
                                                                             --------      --------      --------      --------
Natural Gas Gathering and Processing Segment

Operating Results:
         Volumes (MMcf/d):
              Gathering                                                         1,061         1,185         1,094         1,089
              Processing                                                           54            53            52            55

Financial Results  (In Millions):
Operating Revenue                                                            $   43.8      $   34.7      $  159.3      $  126.6
                                                                             --------      --------      --------      --------
Operating Expenses
         Product Purchases                                                       20.0          15.8          80.8          50.6
         Operations and Maintenance                                              12.6           9.0          43.3          38.2
         Depreciation and Amortization (2)                                        4.0           3.3         232.5          12.1
         Taxes Other Than Income                                                  0.4           0.6           1.7           2.4
                                                                             --------      --------      --------      --------
         Total Operating Expenses                                                37.0          28.7         358.3         103.3
                                                                             --------      --------      --------      --------

Operating Income (Loss)                                                           6.8           6.0        (199.0)         23.3

Interest Expense, Net                                                            (0.1)         (0.2)         (0.6)         (0.8)
Other Income (Expense)                                                            1.1           0.1           4.9           0.1
Equity Earnings from Investments                                                  1.8           4.4          16.8          14.6
                                                                             --------      --------      --------      --------

Income From Continuing Operations                                                 9.6          10.3        (177.9)         37.2
Discontinued Operations                                                          (0.1)          0.2           4.2           1.1
Cumulative Effect of Change in Accounting Principle, net of tax                   0.0           0.0          (0.2)          0.0
                                                                             --------      --------      --------      --------
Net Income (Loss)                                                            $    9.5      $   10.5      ($ 173.9)     $   38.3
                                                                             ========      ========      ========      ========

EBITDA (1)                                                                   $   14.7      $   14.3      $   60.5      $   52.9
                                                                             ========      ========      ========      ========

Distributions Received from Equity Investments                               $    0.2      $    2.1      $   16.3      $   10.8
                                                                             ========      ========      ========      ========


RECONCILIATION OF EBITDA (1) TO NET INCOME (LOSS)

EBITDA (1)                                                                   $   14.7      $   14.3      $   60.5      $   52.9
         Interest Expense, Net                                                   (0.1)         (0.2)         (0.6)         (0.8)
         Depreciation and Amortization (2)                                       (4.7)         (3.6)       (233.9)        (13.3)
         Income taxes (included in Other Income (Expense) and
              Discontinued Operations)                                           (0.4)          0.0           0.3          (0.5)
         Cumulative Effect of Change in Accounting Principle, net of tax          0.0           0.0          (0.2)          0.0
                                                                             --------      --------      --------      --------
Net Income (Loss)                                                            $    9.5      $   10.5      ($ 173.9)     $   38.3
                                                                             ========      ========      ========      ========

                           SUMMARY SEGMENT INFORMATION
                           ---------------------------
                                   (Unaudited)

                                                                                 FOURTH QUARTER               YEAR TO DATE
                                                                               2003          2002          2003            2002
                                                                             --------      --------      --------      --------
Coal Slurry Pipeline Segment

Operating Results:
         Tons of Coal Shipped (In Thousands)                                    1,296         1,230         4,451         4,639


Financial Results  (In Millions):
Operating Revenue                                                            $    5.4      $    5.4      $   21.4      $   21.5
                                                                             --------      --------      --------      --------
Operating Expenses
         Operations and Maintenance                                               3.6           2.9          13.7          14.4
         Depreciation and Amortization                                            0.6           0.4           1.9           1.6
         Taxes Other Than Income                                                  0.2           0.1           0.7           0.5
                                                                             --------      --------      --------      --------
         Total Operating Expenses                                                 4.4           3.4          16.3          16.5
                                                                             --------      --------      --------      --------

Operating Income                                                                  1.0           2.0           5.1           5.0

Other Expense                                                                    (0.2)         (0.3)         (1.0)         (0.9)
                                                                             --------      --------      --------      --------

Income From Continuing Operations                                                 0.8           1.7           4.1           4.1
Cumulative Effect of Change in Accounting Principle, net of tax                   0.0           0.0          (0.4)          0.0
                                                                             --------      --------      --------      --------
Net Income                                                                   $    0.8      $    1.7      $    3.7      $    4.1
                                                                             ========      ========      ========      ========

EBITDA (1)                                                                   $    1.7      $    2.4      $    7.1      $    6.7
                                                                             ========      ========      ========      ========


RECONCILIATION OF EBITDA (1) TO NET INCOME

EBITDA (1)                                                                   $    1.7      $    2.4      $    7.1      $    6.7
         Depreciation and Amortization                                           (0.6)         (0.4)         (1.9)         (1.6)
         Income taxes (included in Other Expense)                                (0.3)         (0.3)         (1.1)         (1.0)
         Cumulative Effect of Change in Accounting Principle, net of tax          0.0           0.0          (0.4)          0.0
                                                                             --------      --------      --------      --------
Net Income                                                                   $    0.8      $    1.7      $    3.7      $    4.1
                                                                             ========      ========      ========      ========

NORTHERN BORDER PARTNERS, L.P.
(In millions)

RECONCILIATION OF EBITDA TO NET INCOME - PROJECTED 2004


                                                  Projected 2004
                                             -------------------------
                                              Low                High
                                             ------             ------
EBITDA                                       $ 333              $ 343
Minority Interest                            ($ 46)             ($ 47)
Interest Expense, Net                        ($ 76)             ($ 79)
Depreciation and Amortization Expense        ($ 82)             ($ 83)
Income Taxes                                 ($  4)             ($  4)
                                             =====              =====
Net Income*                                  $ 124              $ 130
                                             =====              =====

* The reconciliation of EBITDA and Net Income does not total due to use of ranges for the various components of the reconciliation.